EXHIBIT 1

                         AGREEMENT AND POWER OF ATTORNEY

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Amendment No. 7 to
Schedule 13D relating to the Common Stock, par value $0.20 per share, of NoFire Technologies, Inc., as the same may be amended from time to time hereafter, is being filed with the Securities and Exchange Commission on behalf of each of them. Each person named below hereby makes, constitutes and appoints each other person named below as his or her true and lawful agent and attorney-in-fact to sign on his or her behalf any and all further amendments to the Schedule 13D that may be filed hereafter to report dispositions of Common Stock and related changes in ownership and hereby ratifies and confirms all that said agents and attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

June 30, 2004
                                                         /s/ Barry L. Bloom
                                                      --------------------------
                                                      Barry L. Bloom

                                                         /s/ John Capozzi
                                                      --------------------------
                                                      John Capozzi

                                                         /s/ Paul A. Downey
                                                      --------------------------
                                                      Paul A. Downey

                                                         /s/ Robert N. Downey
                                                      --------------------------
                                                      Robert N. Downey

                                                         /s/ Donald S. Rice
                                                      --------------------------
                                                      Donald S. Rice

                                                         /s/ Robyn Samuels
                                                      --------------------------
                                                      Robyn Samuels

                                                         /s/ Robert H. Savage
                                                      --------------------------
                                                      Robert H. Savage

                                                         /s/ Thomas M. Steinberg
                                                      --------------------------
                                                      Thomas M. Steinberg

                                                         /s/ Andrew H. Tisch
                                                      --------------------------
                                                      Andrew H. Tisch




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